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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 7, 2001


                                PG&E Corporation
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         California                 1-12609                 94-3234914
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(State or other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)


                               PG&E Corporation
                      One Market, Spear Tower, Suite 2400
                        San Francisco, California 94105
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              (Address of principal executive offices) (Zip Code)


                                 (415) 267-7000
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              (Registrant's telephone number, including area code)
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Item 9.  Regulation FD Disclosure

  The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibit shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The furnishing of the information in this report and in such exhibits is not intended to, and does not, constitute a determination or admission that the information in this report is material, or that this information should be considered before making an investment decision with respect to any security of PG&E Corporation or its subsidiaries. The information furnished in this Current Report on Form 8-K and in such exhibit relates to PG&E National Energy Group, Inc., ("NEG"), an indirect wholly owned subsidiary of PG&E Corporation. This information is not necessarily indicative of NEG's impact on PG&E Corporation's business, financial condition or prospects. For example, NEG's financial statements do not take into account, among other things, the elimination and consolidation adjustments reflected in PG&E Corporation's 2000 consolidated financial statements as reported on its Annual Report on Form 10-K.

  Exhibit 99. Information Relating to PG&E National Energy Group, Inc.


  The information in this Current Report on Form 8-K, including the exhibit hereto, includes forward-looking statements in addition to historical information. These forward-looking statements involve known and unknown risks and relate to future events, NEG's future financial performance, or projected business results. In some cases, such forward-looking statements may be identified by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Forward-looking statements are only statements of intent, belief or expectation. Actual events or results may differ materially from any forward-looking statement as a result of various factors. These factors include:

- the direct and indirect effects of the current California energy crisis on NEG, including the measures adopted and being contemplated by federal and state authorities to address the crisis;

- the effect of the bankruptcy proceedings of Pacific Gas and Electric Company (a subsidiary of PG&E Corporation) upon PG&E Corporation, and upon NEG;

- fluctuations in commodity fuel and electricity prices and any resulting increases in the cost of producing power and/or decreases in prices of power NEG sells, and NEG's ability to manage such fluctuations and changing prices;

- illiquidity in the commodity energy market and NEG's ability to provide the credit enhancements necessary to support its trading activities;

- legislative and regulatory initiatives regarding deregulation and restructuring of the electric and natural gas industries in the United States;

- the pace and extent of the restructuring of the electric and natural gas industries in the United States;
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- the extent and timing of the entry of additional competition into the power generation, energy marketing and trading and natural gas transmission markets;

- NEG's pursuit of potential business strategies, including acquisitions or dispositions of assets or internal restructuring;

- the extent to which NEG's current or planned development of generating facilities, pipelines and storage facilities are completed and the pace and cost of that completion, including the extent to which commercial operations of these development projects are delayed or prevented because of various development and construction risks;

- NEG's ability to obtain financing for all planned development and to refinance NEG's and its subsidiaries' existing indebtedness, in each case, on reasonable terms;

- restrictions imposed upon NEG under certain term loans of PG&E Corporation;

- the extent and timing of generating, pipeline and storage capacity expansion and retirements by others;

- changes in or application of federal, state and other regulations to which NEG, its subsidiaries and/or the projects in which NEG invests are subject;

- changes in or application of environmental and other laws and regulations to which NEG and its subsidiaries and the projects in which NEG invests are subject;

- political, legal and economic conditions and developments in North America where NEG and its subsidiaries and the projects in which NEG invests operate;

- financial market conditions and changes in interest rates;

- weather and other natural phenomena;

- NEG's performance of projects undertaken and the success of its efforts to invest in and develop new opportunities; and

- other factors, including risks described in PG&E Corporation's SEC filings and the risks described in Exhibit 99 (see Risk Factors).

  In addition, PG&E Corporation does not give any assurance as to future results, events, levels of activity, performance or achievements. PG&E Corporation does not undertake any duty to update or revise any forward-looking statement after the date of this report, whether as a result of new information, future events or otherwise.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       PG&E CORPORATION

                                       By: /s/ CHRISTOPHER P. JOHNS
                                           -----------------------------
                                           CHRISTOPHER P. JOHNS
                                           Vice President and Controller



Dated:  May 7, 2001